Supplement dated July 22, 2015 to the Westcore Equity and Bond Funds Prospectus, dated April 30, 2015, as supplemented July 6, 2015 and the Westcore Micro-Cap Opportunity Fund Summary Prospectus, dated April 30, 2015.

Jon K. Tesseo has announced his resignation from Denver Investments and will step down as one of the portfolio managers of the Westcore Micro-Cap Opportunity Fund effective July 31, 2015.

Paul A. Kuppinger, CFA, will continue to serve as portfolio manager of the Westcore Micro-Cap Opportunity Fund. Mr. Kuppinger has been a portfolio manager of the Westcore Micro-Cap Opportunity Fund since its inception in 2008.

Westcore Equity and Bond Funds Prospectus

Effective July 31, 2015, the following replaces the paragraph regarding the Westcore Micro-Cap Opportunity Fund on page 75 under the caption titled “Investment Personnel” in the “Management of the Funds” section.

Westcore Micro-Cap Opportunity Fund

The Westcore Micro-Cap Opportunity Fund (the “Fund”) is managed by Mr. Paul A. Kuppinger, CFA. Mr. Kuppinger is primarily responsible for the day-to-day management of the Fund, including the development and ongoing application of Denver Investments’ proprietary quantitative model.

Effective July 31, 2015, the paragraph relating to Mr. Tesseo, on page 78 under the caption titled “Portfolio Managers” in the “Management of the Funds” section, is hereby deleted.

Westcore Micro-Cap Opportunity Fund Summary Prospectus/Summary Sections

The following changes will become effective July 31, 2015 in the section titled Name(s) of Portfolio Manager(s) and Title(s) for Westcore Micro-Cap Opportunity Fund.

Information regarding Jon K. Tesseo, is hereby deleted.